EXHIBIT 99.1

500 Linden Oaks

Rochester, New York 14625

VirtualScopics Reports 1st Quarter 2012 Results

Earnings call scheduled for 11am ET today

ROCHESTER, NY – May 15, 2012 – VirtualScopics, Inc. (NASDAQ: VSCP), a leading provider of quantitative imaging, today reported revenues for the first quarter of 2012 reached $3,702,159 compared to revenues of $3,658,977 in the first quarter of 2011. Gross profit for the quarter ended March 31, 2012 was $1,410,914 compared to $1,599,740 during the first quarter of 2011. Earnings before interest, taxes, depreciation and amortization, and excluding stock compensation expense and the unrealized loss on change in fair value of the derivative liabilities (“Adjusted EBITDA”) was $82,106 for the quarter ended March 31, 2012 compared to $392,942 for the quarter ended March 31, 2011. Net loss for the first quarter of 2012 was $613,544 compared to $200,381 in the first quarter of 2011.

“The first quarter of 2012 was one of the most active quarters in the company’s history in terms of image processing,” said Jeff Markin, president and chief executive officer of VirtualScopics. “We received a record level of images from study sites and our core lab outpaced any previous quarter. The slowdown in revenue growth and our product mix, however, resulted in lower gross margins than we’ve reported in prior quarters.” He added, “This underscores the importance of our focus on sales initiatives. Specifically of note, our business development team received a robust number of requests for proposals (RFPs) during the first quarter. Additionally, we are pleased to announce that RFP activity from our PPD alliance resulted in a more than doubling of requests when compared to the first quarter of 2011. This activity directly relates to the expansion of our strategic alliance with PPD announced earlier in the quarter.” He concluded, “We are encouraged by the level of activity we are seeing in the market and we are diligently working towards achievement of our 2012 goals.”

“With the support of an important strategic investment this year, we continue to make progress in the further development of our personalized medicine software applications,” stated Molly Henderson, chief business and financial officer of VirtualScopics. She added, “The proceeds of this recent financing will enable us to develop our quantitative imaging solutions for the broader medical community which we believe will enable improved patient care.” She concluded, “With this investment and our strong cash position, we are well-poised to take advantage of opportunities that we believe will be an integral part of the future success of the company.”

Jeff Markin and Molly Henderson will provide a business and first quarter 2012 financial update during the conference call today at 11:00 a.m. ET. Interested participants should call 877.407.8035 when calling within the United States or +1 201 689 8035 when calling internationally. This call can also be accessed at www.virtualscopics.com and will be available for 30 days after the call.

The Company provides Adjusted EBITDA as a supplemental measure to GAAP regarding the Company's operational performance. The Company defines Adjusted EBITDA as earnings less interest, taxes (if any), depreciation and amortization and further adjusted to exclude stock compensation expense and the unrealized loss on the change in fair value of derivative liabilities (mark to market adjustment for warrants). This financial measure excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. The Company’s method of calculating Adjusted EBITDA, however, may differ from methods used by other companies, and, as a result, Adjusted EBITDA measures disclosed herein may not be comparable to other similarly titled measures used by other companies. The Company continues to provide information in accordance with GAAP. However, with the adoption of ASC 815-40 and the non-cash variable nature of stock compensation expense and their very substantial impact on the overall reported net income/loss, the Company believes it is also helpful for investors to receive additional information relating more specifically to the Company's operating results. Accordingly, the Company has presented Adjusted EBITDA which excludes the non-cash effects of ASC 815-40 and ASC 718 on its financial results. Management uses Adjusted EBITDA (a) to evaluate the Company's financial performance, (b) to set internal spending budgets, and (c) to measure operational profitability. In addition, investors have requested these non-GAAP financial measures as a means of providing consistent and comparable information with past reports of financial results. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, net (loss)/income.

About VirtualScopics, Inc.

VirtualScopics, Inc. is a leading provider of quantitative imaging solutions to accelerate drug and medical device development in addition to improving patient care. VirtualScopics has developed a robust software platform for analysis and modeling of both structural and functional medical images. In combination with VirtualScopics’ industry-leading experience and expertise in advanced imaging biomarker measurement, this platform provides a uniquely clear window into the biological activity of drugs and devices in clinical trial patients, allowing sponsors to make better decisions faster. For more information about VirtualScopics, visit www.virtualscopics.com.

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Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding the expected benefits of the Company’s investment in infrastructure and new customer contract signings and awards and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward-looking statements deal with the Company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. These include without limitation: the risk of cancellation or delay of customer contracts or specifically as it relates to contact awards, the risk that they may not get signed. Other risks include the company’s dependence on its largest customers and risks of contract performance, protection of our intellectual property and the risks of infringement of the intellectual property rights of others. All forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to update such forward-looking statements.

-Financial tables to follow-

CONTACTS:	Investor Relations:	Company Contact:
	Tim Ryan	Molly Henderson
	The Shoreham Group	Chief Business and Financial Officer, Sr. Vice President
	80 Eighth Ave, Ste 1107	500 Linden Oaks
	New York, NY 10011	Rochester, New York 14625
	+1 212 242 7777 Direct	+1 585 249.6231
tryan@shorehamgroupllc.com

VirtualScopics, Inc. and Subsidiary

Condensed Consolidated Statements of Operations

(unaudited)

	For the Three Months Ended March 31,
	2012	2011

Revenues	$3,293,659	$3,349,610
Reimbursement revenues	408,500	309,367
Total revenues	3,702,159	3,658,977

Cost of revenues	1,882,745	1,749,870
Cost of reimbursement revenues	408,500	309,367
Total cost of services	2,291,245	2,059,237
Gross profit	1,410,914	1,599,740

Operating expenses
Research and development	356,326	314,257
Sales and marketing	331,072	302,095
General and administrative	654,741	600,213
Stock-based compensation expense	175,936	234,205
Depreciation and amortization	111,619	137,224
Total operating expenses	1,629,694	1,587,994
Operating (loss) income	(218,780)	11,746

Other income (expense)
Interest income	416	1,227
Other expense	(268)	(1,220)
Unrealized loss on change in fair value of derivative liabilities	(394,912)	(212,134)
Total other expense	(394,764)	(212,127)
Net loss	(613,544)	(200,381)

Series B preferred stock cash dividend	12,000	12,989
Net loss attributable to common stockholders	$(625,544)	$(213,370)

Basic and diluted net loss per common share	$(0.02)	$(0.01)

Weighted average number of common shares outstanding basic and diluted	29,370,687	28,038,723

*	Cost of revenues includes non-cash stock-based compensation expense of $13,331 and $9,767 for the three months ended March 31, 2012 and 2011, respectively.

VirtualScopics, Inc. and Subsidiary

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2012	2011
	(unaudited)
Assets

Current assets
Cash	$5,290,341	$5,737,009
Accounts receivable, net	3,018,148	2,435,496
Prepaid expenses and other current assets	463,238	361,376
Total current assets	8,771,727	8,533,881
Patents, net	1,549,637	1,582,938
Property and equipment, net	459,468	514,230
Other assets	21,712	27,140
Total assets	$10,802,544	$10,658,189

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable and accrued expenses	$1,014,757	$843,275
Accrued payroll	421,923	759,470
Unearned revenue	781,396	421,486
Derivative liabilities	551,508	156,596
Total current liabilities	2,769,584	2,180,827

Commitments and Contingencies	-	-

Stockholders' Equity
Convertible preferred stock, $0.001 par value; 15,000,000 shares authorized;
Series A 8,400 shares authorized; issued and outstanding, 2,190 at March 31, 2012 and December 31, 2011; liquidation preference $1,000 per share	2	2
Series B 6,000 shares authorized; issued and outstanding, 600 at March 31, 2012 and December 31, 2011; liquidation preference $1,000 per share	1	1
Common Stock, $0.001 par value; 85,000,000 shares authorized; issued and outstanding, 29,370,687 shares at March 31, 2012 and December 31, 2011	29,371	29,371
Additional paid-in capital	18,052,078	17,882,936
Accumulated deficit	(10,048,492)	(9,434,948)
Total stockholders' equity	8,032,960	8,477,362
Total liabilities and stockholders' equity	$10,802,544	$10,658,189

	Three Months Ended	Three Months Ended
Adjusted EBITDA (non-GAAP measurement):	March 31, 2012	March 31, 2011
	(unaudited)	(unaudited)

Net loss	$(613,544)	$(200,381)
Interest income and other expenses	(148)	(7)
Depreciation and amortization	111,619	137,224
Stock-based compensation expense	189,267	243,972
Unrealized loss on change in fair value of derivative liabilities	394,912	212,134
Adjusted EBITDA	$82,106	$392,942
Basic and diluted Adjusted EBITDA per common share, non-GAAP	$0.00	$0.01

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